UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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micromobility.com Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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micromobility.com INC.

32 Old Slip

New York, NY 10005

(917) 535-2610

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS
OF MICROMOBILITY.COM INC.

To the Stockholders of micromobility.com Inc.:

You are invited to attend the annual meeting of the stockholders of micromobility.com Inc., a Delaware corporation (the “Company”), to be held on May 19, 2023 (the “Annual Meeting”). Holders of our common stock, par value $0.00001 (the “Common Stock”) will be asked to approve the following items (each of which is a “Proposal”, and together the “Proposals”):

1.	The election to our Board of Directors of five director nominees, each to serve a term expiring at the Annual Meeting of Shareholders in 2024 or until their successors are duly elected and qualified (the “Director Election Proposal”);

2.	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Appointment Proposal”);

3.	To approve an amendment (the “OIP Amendment”) to the Company’s 2023 Omnibus Incentive Plan (the “OIP”) in the form attached to the proxy statement as Annex A to increase in the number of shares of Class A Common Stock issuable thereunder from 1,200,000 shares of Class A Common Stock to 5,000,000 shares of Class A Common Stock (the “OIP Amendment Proposal”); and

4.	to approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve the Director Election or Appointment Proposals (the “Adjournment Proposal”).

Our Board of Directors selected April 18, 2023, as the record date (the “Record Date”) for determining stockholders entitled to vote at the Annual Meeting. Our authorized share capital consists of 300,000,000 shares of Common Stock and 100,000,000 shares of preferred stock with a par value of $0.00001 per share.

Except otherwise indicated, all Common Stock information in this Proxy Statement has been adjusted to reflect a reverse stock split of our Common Stock that was effected on March 30, 2023 in which each 50 outstanding shares of our Common Stock were converted into 1 share of our Common Stock.

As of the Record Date, we had:

•	285,774,102 shares of Class A Common Stock authorized, of which 6,447,306 were issued and outstanding;

•	14,225,898 shares of Class B Common Stock authorized, of which 284,518 were issued and outstanding;

•	8,000,000 shares of Series A convertible preferred stock, par value $0.00001 per share, authorized, of which none were issued and outstanding;

•	3,000 shares of Series B preferred stock, par value $0.00001 per share, authorized, of which none were issued and outstanding; and

•	no other authorized class or series of capital stock.

A list of stockholders on that date will be available for inspection at our corporate headquarters, 32 Old Slip, New York, NY 10005, during normal business hours for the ten-day period prior to the Annual Meeting. Only holders of our issued and outstanding capital stock as of the close of business on the Record Date are entitled to vote at the Annual Meeting or any adjournment thereof.

We have determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit questions before or during the Annual Meeting by visiting https://www.cstproxy.com/micromobility/2023 and using a control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent, where you will be able to listen to the meeting live and vote before or during the meeting. Additionally, you have the option to listen to the Annual Meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The Conference ID for telephone access is 1586947#, but please note that you cannot vote or ask questions if you choose to solely participate telephonically. Please note that you will only be able to access the Annual Meeting by means of remote communication. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in this proxy statement.

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Approval of each of the Proposals will require the affirmative vote of a majority of the issued and outstanding shares of our Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting, or any adjournment thereof. Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (a) for Proposal No. 1 to elect directors, votes “For,” “Withhold” and broker non-votes, although because the outcome of this proposal will be determined by a plurality vote, any shares not voted “For” a particular nominee, including any broker non-votes, will have no effect on the outcome of the election; (b) for Proposal No. 2 to ratify the selection of Marcum, votes “For” and “Against,” as well as abstentions, (c) for Proposal No. 3 on the OIP Amendment, votes “For” and “Against,” and broker non-votes, and (d) for Proposal No. 4 to approve the adjournment, votes “For” and “Against,” as well as abstentions

Abstentions will be counted towards the vote total for Proposal No. 2, and Proposal No. 4 and will have the same effect as “Against” votes. We do not expect broker non-votes to exist in connection with Proposals No. 2, or 4.

Since Proposals No. 1 and No. 3 are considered to be “non-routine,” we expect broker non-votes to exist in connection with Proposal No. 1 and Proposal No. 3. Proposals No. 2 and 4 are considered to be “routine,” and therefore we do not expect broker non-votes to exist in connection with Proposals No. 2, or 4.

The presence in person or by proxy of one-third of our outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. A stockholder’s failure to vote by proxy or to vote in person at the Annual Meeting (which would include voting at the virtual Annual Meeting) will not be counted towards the number of shares of Common Stock required to validly establish a quorum. Votes of stockholders of record who participate in the Annual Meeting, broker-non votes, or votes by proxy will be counted as present for purposes of determining whether a quorum exists, regardless of whether such holder abstains or chooses to withhold authority to vote from voting. If you are a beneficial owner of shares of our Common Stock and you do not instruct your bank, broker or other nominees how to vote your shares on any of the Proposals, your shares will not be counted as present at the Annual Meeting for purposes of determining whether a quorum exists. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another time or place.

We are bearing the costs associated with this proxy statement and the Annual Meeting.

Our Board unanimously recommends that you vote “FOR” each of the Proposals.

Holders of shares of our capital stock will not be entitled to appraisal rights under Delaware law in connection with any Proposal.

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HOW TO OBTAIN ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about us that is not included or delivered herewith. If you would like to receive additional information or if you want additional copies of this document, agreements contained in the appendices or any other documents filed by us with the U.S. Securities and Exchange Commission (“SEC”), such information is available on the SEC’s Edgar database which you may access online at www.sec.gov. We will also make such information available without charge upon written or oral request. Please contact the following:

Micromobility.com Inc.

32 Old Slip

New York, NY 10005

Attn: Chief Executive Officer
Telephone: (917) 535-2610

If you would like to request documents, please do so no later than five business days before the Annual Meeting in order to receive them before our Annual Meeting. Please be sure to include your complete name and address in your request. We have not authorized anyone to give any information or to make any representations other than those contained in this proxy statement. Do not rely upon any information or representations made outside of this proxy statement. The information contained in this proxy statement may change after the date of this proxy statement. Do not assume after the date of this proxy statement that the information contained in this proxy statement is still correct.

USE OF CERTAIN TERMS

Unless otherwise stated in this proxy statement, or the context otherwise requires, references to:

•	“micromobility,” “we,” “Helbiz” (our former name), “us” or “our Company” refer to Micromobility.com Inc., a Delaware corporation, and, as appropriate, its subsidiaries;

•	“$” refer to the legal currency of the United States; and

•	all shares of Common Stock, options and warrant information in this proxy statement has been adjusted to reflect a 50-for-1 reverse stock split on March 30, 2023.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Q:	What is the purpose of this document?

A:	We are seeking your approval of the matters set out in the Proposals. Specifically, we are seeking your approval for

(i)	The election of five directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2024 or until their successors are duly elected and qualified;
(ii)	The ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

(iii)	The approval of an amendment to the OIP to increase the number of shares issuable thereunder; and

(iv)	the Adjournment Proposal to help reduce costs and time to settle the other Proposals if we deem it necessary to adjourn the Annual Meeting.

Q:	What is being voted on?

A:	Below are the Proposals on which holders of our Common Stock are being asked to vote on:

1.	Proposal No. 1 – To elect five directors to hold office until the 2024 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	Proposal No. 2 – To ratify the selection by the Audit Committee of the Board of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	Proposal No. 3 – Approval of an amendment to the OIP to increase the number of shares issuable thereunder from 1,2000,000 to 5,000,000; and

3.	Proposal No. 4 – to approve the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve the Director Election or Appointment Proposals.

Q:	Are the Proposals conditioned on one another?

A:	No. Any one of the Proposals may be approved even if any or all of the others are not approved.

Q:	Do any of our officers and directors have any substantial interest, direct or indirect, in any of the Proposals (other than election as a director?

A:	No.

Q:	When and where is the Annual Meeting?

A:	The Annual Meeting will be held virtually on May 19, 2023, at 11:00 a.m., Eastern time at: https://www.cstproxy.com/micromobility/2023

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Our Board determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. You will be able to attend the Annual Meeting online, vote, view the list of stockholders entitled to vote at the Annual Meeting and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/micromobility/2023. To participate in the virtual meeting, you will need a 12-digit control number assigned by Continental Stock Transfer & Trust Company, our Transfer Agent. Additionally, you have the option to listen to the Annual Meeting by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The Conference ID for telephone access is 1586947#, but please note that you cannot vote or ask questions if you choose to participate telephonically. Please note that you will only be able to access the Annual Meeting by means of remote communication. The meeting webcast will begin promptly at 11:00 am., Eastern time. We encourage you to access the meeting prior to the start time, and you should allow ample time for the check-in procedures. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Annual Meeting. After contacting Continental Stock Transfer & Trust Company, the beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the Annual Meeting. Beneficial stockholders should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access.

Q:	Who may vote at the Annual Meeting?

A:	Only holders of record of shares of our Common Stock as of the close of business on April 18, 2023, the Record Date, may vote at the Annual Meeting. As of the Record Date, there were 6,731,824 shares of Common Stock issued and outstanding and entitled to vote, of which 6,447,306 were shares of Class A Common Stock and 284,518 were shares of Class B Common Stock. Our Chief Executive Officer and the Chairman of our Board owns shares of Common Stock equal to approximately 33% of the voting power of our Common Stock (and he has agreed to vote in favor of the Proposals).

Q:	How many votes do I and others have?

A:	For each share of Class A Common Stock that you held as of the Record Date, you are entitled to one vote. For each share of Class B Common Stock that you held as of the Record Date, you are entitled to ten votes. As of the close of business on the Record Date, there were (i) 6,447,306 issued and outstanding shares of our Class A Common Stock representing 6,447,306 votes, and (ii) 284,518 issued and outstanding shares of our Class B Common Stock representing 2,845,180 votes. Accordingly, the aggregate number of votes entitled to be cast at the Annual Meeting is 9,292,486 votes.

Q:	What is the quorum requirement for the Annual Meeting?

A:	Stockholders representing a one-third of the voting power of our shares of Common Stock issued and outstanding as of the Record Date and entitled to vote at the Annual Meeting must be present in person or represented by proxy in order to hold the Annual Meeting and conduct business. This is called a quorum. Shares of our Common Stock will be counted for purposes of determining whether there is a quorum at the meeting of our shareholders if the stockholder (i) is present and entitled to vote at the meeting, or (ii) has properly submitted a proxy card. In the absence of a quorum, stockholders representing a majority of the votes present in person or represented by proxy at such meeting, may adjourn the meeting until a quorum is present. If you are a beneficial owner of shares of our Common Stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will not be counted as present for purposes of determining whether a quorum exists.

Q:	What vote is required to approve the Proposals?

A:	Each of the Proposals requires the affirmative vote of a majority of the outstanding shares of our Common Stock present in person (through the virtual meeting platform) or represented by proxy and entitled to vote at the Annual Meeting, or any adjournment thereof. Abstentions will have the effect of a vote “AGAINST” each of these proposals. Broker non-votes will have no effect on the vote for these proposals.

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Q:	How can I vote?

A:	If you were a holder of record of shares of our Common Stock on the Record Date for the Annual Meeting, you may vote with respect to the applicable Proposals in person at the Annual Meeting via the live webcast, or by submitting a proxy by mail so that it is received prior to 11:00 a.m. on May 19, 2023. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). You should contact your bank, broker or other nominee in advance of the Annual Meeting to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide your bank, broker or other nominee with instructions on how to vote your shares or, if you wish to attend the Annual Meeting and vote in person, obtain a proxy from your bank, broker or other nominee.

Q:	What is the difference between being a stockholder of record and a beneficial owner?

A:

Many of our stockholders hold their shares through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record: If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Annual Meeting.

Beneficial owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, who is considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you obtain a legal proxy from your nominee authorizing you to do so. Your nominee has sent you instructions on how to direct the nominee’s vote. You may vote by following those instructions and the instructions on the Notice.

Q:	What if I abstain from voting or fail to instruct my bank, broker or other nominee on how to vote my Common Stock shares?

A:

In general, shares represented by a properly executed proxy marked “ABSTAIN” will be counted with respect to a particular Proposal as present for the purposes of determining whether a quorum is present at the Annual Meeting. For purposes of approval, an abstention on any of the Proposals will have the same effect as a vote “AGAINST” such Proposal.

If you are a “street name” holder and you do not provide instructions with your proxy, please see the following question.

Q:	If my shares are held in “street name” by my bank, broker or other nominee, will they automatically vote my shares for me?

A:	No. Under the rules of various national securities exchanges, your bank, broker or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your bank, broker or other nominee. Although the determination of whether a broker, bank or other nominee will have discretionary voting power for a particular item is typically determined only after proxy materials are filed with the Securities and Exchange Commission (“SEC”), we expect that the proposal on ratification of the appointment of our independent registered public accounting firm (Proposal 2) and the approval to adjourn the Annual Meeting will be discretionary routine matters and that the election of each nominee for director (Proposal 1) and the approval of the OIP Amendment (Proposal 3) will be a non-routine and non-discretionary matter. Accordingly, if you hold your shares through a broker, bank or other nominee and you do not timely provide your broker, bank or other nominee with specific instructions on how to vote your shares, your broker, bank or other nominee would not be authorized to cast a vote on your behalf on Proposal 1 (election of each nominee for director) or Proposal 3 (approval of the OIP Amendment), but would be authorized to cast a vote on your behalf, in its discretion, on Proposal 2 (ratification of the appointment of our independent registered public accounting firm) and Proposal 4 (the Adjournment Proposal). For reference, an abstention represents the action by a stockholder to refrain from voting “for” or “against” a proposal whereas a “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote the shares on a proposal because the broker, bank or other nominee does not have discretionary voting power for a particular item and has not received instructions from the beneficial owner regarding voting.

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A “broker non-vote” may be entered with respect to your shares on Proposal 1 and Proposal 3 to reflect that your broker was present with respect to your shares at the meeting but was not exercising voting rights on your behalf with respect to those shares. Broker non-votes and abstentions will have no effect on the outcome of each proposal. Brokers, banks and other nominees generally have discretionary authority to vote on the ratification of the appointment of an independent registered public accounting firm (Proposal 2) and approval to adjourn the Annual Meeting (Proposal 4); thus, we do not expect any broker non-votes on this matter.

If your shares are held in “street name” through a broker, bank or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. Many banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided.

Q:	How Many Votes Are Needed for Each Proposal to Pass?

A:	Proposal Vote Required for Approval Effect of Abstention Effect of Broker Non-Vote Election of five members to our Board of Directors Plurality of the votes cast (the five directors receiving the most “For” votes) None. None. Ratification of the appointment of Marcum LLP as our Independent Registered Public Accounting Firm for fiscal year ending December 31, 2023. “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter Against. Not applicable(1). Approval of amendment to the Company’s OIP to increase the number of shares available for issuance. “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter Against. None. Approval of the adjournment of the Annual Meeting if there are insufficient votes. “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter Against. Not applicable(1). (1) This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank or other agent that holds your shares, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to disclose preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to disclose the final voting results.

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Q:	Have we changed our independent registered public accounting firm during our two most recent fiscal years?

A:	No. Marcum LLP was appointed by our Board of Directors to serve as our independent registered public accounting firm for fiscal years ended December 31, 2022, 2021, and 2020. Audit services provided by Marcum LLP for fiscal years ended December 31, 2022, 2021 and 2020 included the examination of our consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Q:	What services does Marcum LLP provide?

A:	Audit services provided by Marcum LLP for fiscal 2023 will include the examination of the consolidated financial statements of the Company and services related to periodic filings made with the SEC.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular Proposal, the shares of Common Stock represented by your proxy will be voted in favor of each Proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

Q:	Can I change my vote after I have mailed my proxy card?

A:	Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by attending the Annual Meeting in person and casting your vote by ballot or by submitting a written revocation stating that you would like to revoke your proxy that we receive prior to the Annual Meeting. If you hold your shares through a bank, broker or other nominee, you should follow the instructions of your bank, broker or other nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Continental Stock Transfer & Trust Company
1 State Street,
New York, New York 10004
Attn.: Proxy Department
Telephone: (212) 509-4000

or

micromobility.com Inc.

32 Old Slip

New York, NY 10005

(917) 535-2610

Q:	May I seek statutory appraisal rights or dissenter rights with respect to my shares?

A:	No. Appraisal rights are not available to holders of shares of our Common Stock in connection with any of the Proposals.

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Q:	How does the Board of Directors recommend that I vote?

A:	Our Board of Directors recommends that its stockholders vote or give instruction to vote:

	•	“FOR” Proposal No. 1, the Director Election Proposal;

	•	“FOR” Proposal No. 2, the Appointment Proposal;

	•	“FOR” Proposal No. 3, the OIP Amendment Proposal; and

	•	“FOR” Proposal No. 4, the Adjournment Proposal.

OVERVIEW

Proposal No. 1     The Director Election Proposal

Our Board currently consists of five directors, each serving a one-year term. The existing directors are Mr. Salvatore Palella, Mr. Giulio Profumo, Mr. Guy Adami, Mr. Lee Stern and Mr. Massimo Ponzellini. At the Annual Meeting, the shareholders will vote on the reelection of all of the existing directors. All director nominees will hold office until our next annual meeting of shareholders, at which time shareholders will vote on the election and qualification of their successors.

All shares duly voted will be voted for the election of directors as specified by the shareholders. No proxy may be voted for more people than the number of nominees listed below. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of each of the nominees named below, all of whom are presently directors. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, although we know of no reason to anticipate that this will occur, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. There are no family relationships between any of the members of our Board and our executive officers.

The following paragraphs set forth information regarding the current ages, positions, and business experience of the director nominees.

Salvatore Palella, age 37. Mr. Palella has served as our Chief Executive Officer and chairman of our board of directors since 2015. Mr. Palella, a serial entrepreneur, founded micromobility.com (f.k.a Helbiz, Inc.) in 2015, at the age of 29, with a mission to solve the first- and last-mile transportation problem of cities around the world through an innovative and scalable transportation rental platform designed for the sharing economy. Originally from Acireale, Italy, Mr. Palella began his career in the fast-food industry in the United Kingdom, and then moved to Milan at age 17 to study at Università Cattolica del Sacro Cuore. At the age of 19, he founded his first business, a company that specialized in the production and distribution of vending machines for fresh-squeezed orange juice.

Mr. Palella is nominated to serve another term as a director because, as one of our co-founders, he has significant experience in leading and advising our Company.

Giulio Profumo, age 34. Mr. Profumo has served as our Chief Financial Officer since October 2018. Prior to joining micromobility.com, Mr. Profumo worked at Rothschild & Co. in Mergers and Acquisitions Advisory from June 2017 to July 2018. From June 2015 to April 2017, Mr. Profumo served as an investment banking analyst at Citigroup Inc. Prior to Citigroup, Mr. Profumo held multiple roles at Huawei Technologies including Corporate Development Manager and Telecommunications Financial Analyst. Mr. Profumo holds a Master’s Degree in Finance from LUISS Guido Carli University.

Mr. Profumo is nominated to serve another term as a director because he has extensive business and financial management skills and experience in our industry and business.

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Lee Stern, age 70. Mr. Stern was appointed to the Board of Directors effective November 27, 2020. Mr. Stern has an accomplished career with over 25 years of providing debt solutions to middle market companies and expertise across multiple industries. Since April 2021, Mr. Stern has been a managing director of Centre Lane Partners. From 2014 to April 2021, Mr. Stern served as Managing Director of Monroe Capital LLC, responsible for origination of both sponsor and non-sponsor transactions. Prior to Monroe, Mr. Stern was a Managing Director at Levine Leichtman Capital Partners from 2012 to 2013, and was formerly a Director and founding member of Kohlberg Kravis Roberts & Co’s mezzanine debt business from 2009 to 2012. Prior to KKR, Mr. Stern was a Managing Director at Blackstone/GSO Capital Partners from 2005 to 2009, responsible for senior and mezzanine investments. Prior to Blackstone, he was a founding employee of a Nasdaq public company, Technology Investment Capital Corp., from 2002 to 2005. From 1985 to 2002, Mr. Stern worked for Drexel Burnham Lambert, Kidder, Peabody & Co., Nomura Securities International, Inc., and Thomas Weisel Partners. Mr. Stern holds a B.A. degree from Middlebury College and an M.B.A. from the Wharton School of the University of Pennsylvania.

Mr. Stern is nominated to serve another term as a director because of his expertise in US GAAP accounting, and the Board believes that Mr. Stern qualifies as a “financial expert” as defined by the SEC rules.

Guy Adami, age 58. Mr. Adami was appointed to the Board of Directors effective August 12, 2021. He is an original member of CNBC’s Fast Money. He is currently the Director of Advisor Advocacy at Private Advisor Group in Morristown, New Jersey. Private Advisor Group is comprised of a network of nearly 600 advisors with assets approaching $17B. He has held numerous key leadership roles in the financial services industry. He began his career at Drexel Burnham Lambert in 1986 and was quickly promoted to Vice President and head gold trader at the firm. In 1996, he joined Goldman Sachs as their head gold trader and one of the many proprietary traders within the Fixed Income Currency and Commodity division. In the spring of 2000, Adami joined the U.S. Equities division of Goldman Sachs where he was put in charge of the firm’s Industrial/Basic Material group. Mr. Adami is the Vice Chairman of the NJ Chapter of The Leukemia and Lymphoma Society, who named him their “Man of the Year” in 2015. He also sits on the national board of Invest in Others, and Big Brothers Big Sisters.

Mr. Adami is nominated to serve another term as a director because of his industry expertise.

Massimo Ponzellini, age 73. Mr. Ponzellini was appointed to the Board of Directors effective December 15, 2022. He is the General Manager of Kalrock Capital Management Ltd based in London (U.K.), Mr. Ponzellini was the Director General of Wegaplast, a leading company in the molding of plastic materials, and President of Energy-Glass, specializing in designing, creating, and commercialization of architectural elements for the production of renewable energy. From May 2007 to May 2012, he was Chairman of Impregilo SpA, a multinational general contractor with over 17,000 employees and a total portfolio of 25.1 billion euros. From December 2006 to April 2012, he also held the position of vice president of INA Assitalia SpA. Mr. Ponzellini's career began in 1971 as managing director of Typography Composers Graphic Industries. In 1978, he became an assistant to Romano Prodi, the Minister of Industry and Commerce. From 1980 to 1981, he was the director delegate of S.I., a society of studies of industrial economics. From 1981 to 1982, he was the Director General of Nomisma. In 1983, he moved to IRI where until 1986, he was in charge of the restructuring and privatization of the Strategy and Studies Department. From 1986 to 1990, he was the director delegate of Sofin S.p.A, an investment holding company controlled by IRI. From 1990 to 1994, he was a member of the European Bank for Reconstruction and Development (EBRD) as director of operations. In 1994 he moved to the European Investment Bank (EIB), where he remained until 2003 as Vice President and Managing Director for Credit and Finance. From 2002 to 2006, he served as Vice President and Chief Executive Officer of Patrimonio dello Stato S.p.A. From 2006 to 2007, he served as managing director of the Istituto Poligrafico e Zecca Dello Stato, and from 2009 to 2011, he was the president of Banca Popolare of Milan. He was a Director of Banca Nazionale del Lavoro, Alitalia, Finmeccanica, Terna, and the Higher Institute for Transport. (ISTRA). Mr. Ponzellini was the President of the European Center for Public Enterprises and of the Bormio Foundation 2005. He lectured on Finance at the Bocconi University in Milan and the Luiss University in Rome. He was also the Director of the Teatro Alla Scala Foundation in Milan, a member of the Executive Committee and of the Board of Directors of the European Institute of Oncology (IEO), member of the Board of Assonime. He is a member of the Finance and Budget Committee of the Governorate of Vatican City State. He is the Honorary Vice President of the European Investment Bank (EIB). He is also a Founding Partner of Planet Finance, created to support developing populations through microfinance. Since 1996 he has been a Knight of the Grand Cross of the Order of Merit of the Italian Republic.

Mr. Ponzellini is nominated to serve another term as a director because of his experience with business and our operations.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the Director Election Proposal.

Vote Required for Approval

The approval of the Director Election Proposal requires the affirmative vote of the majority of the total votes cast at the Annual Meeting. Therefore, if you do not vote for a nominee, or you “withhold” authority to vote for a nominee, your vote will not count either “for” or “against” the nominee. Broker non-votes will have no effect on the outcome of Proposal 1.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE DIRECTOR ELECTION PROPOSAL.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that each of the directors on our Board of Directors, other than Mr. Palella and Mr. Profumo, will qualify as independent directors, as defined under the listing rules of The Nasdaq Stock Market LLC (the “Nasdaq listing rules”), and our Board of Directors consists of a majority of “independent directors,” as defined under the rules of the SEC and the Nasdaq listing rules relating to director independence requirements.

Board Diversity Matrix

This table below provides certain information regarding the diversity of our Board of Directors (the “Board”) as of the date of this proxy statement and, if approved by the stockholders, the appointment of the directors in the Director Election Proposal.

Board Diversity Matrix
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	-	5	-	-
Part II: Demographic Background
African American or Black	-
Alaskan Native or American Indian	-
Asian	-
Hispanic or Latinx	-
Native Hawaiian or Pacific Islander	-
White	5
Two or More Races or Ethnicities	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, nor has any been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Board Leadership Structure

Mr. Palella serves as the Chairman of the Board of Directors. In addition, he has served as our Chief Executive Officer since our inception. As a smaller public company, we believe it is in our best interest to allow us to benefit from guidance from key members of management in a variety of capacities. We do not have a lead independent director and do not anticipate having a lead independent director because we will encourage our independent directors to freely voice their opinions on a relatively small company board. We believe this leadership structure is appropriate because we are a relatively small public company.

Risk Oversight

Our Board of Directors plays a significant role in our risk oversight. The Board of Directors makes all relevant Company decisions. As such, it is important for us to have our Chief Executive Officer serve on the Board as he plays a key role in our risk oversight. As a smaller reporting company with a small board of directors, we believe it is appropriate to have the involvement and input of all of our directors in risk oversight matters.

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Board Committees

In August 2021, the Board established an audit committee, a compensation committee and a nominating committee, each of which have the composition and responsibilities described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter previously approved by the Board. Copies of each charter are posted on the Corporate Governance section of our website at micromobility.com. Our website and the information contained on, or that can be accessed through, our website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Audit Committee

Our audit committee consists of Lee Stern, Massimo Ponzellini and Guy Adami. Mr. Stern serves as the audit committee chairperson. The Board has determined that each member of the Audit Committee meets the requirements for independence and financial literacy under the current Nasdaq listing rules and SEC rules and regulations, including Rule 10A-3. In addition, the Board has determined that Lee Stern qualifies as an “audit committee financial expert” within the meaning of Item 407(d) of Regulation S-K promulgated under the Securities Act. This designation does not impose any duties, obligations, or liabilities that are greater than are generally imposed on members of the audit committee and the Board. The audit committee is responsible for, among other things:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	helping to ensure the independence and overseeing the performance of the independent registered public accounting firm;

•	reviewing and discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;

•	reviewing our financial statements and critical accounting policies and estimates;

•	reviewing the adequacy and effectiveness of our internal controls;

•	developing procedures for employees to submit concerns anonymously about questionable accounting, internal accounting controls, or audit matters;

•	overseeing our policies on risk assessment and risk management;

•	overseeing compliance with our code of business conduct and ethics;

•	reviewing related party transactions; and

•	approving or, as permitted, pre-approving all audit and all permissible non-audit services (other than de minimis non-audit services) to be performed by the independent registered public accounting firm.

The audit committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by the audit committee.

Compensation Committee

Our compensation committee consists of Lee Stern, Massimo Ponzellini and Guy Adami. Mr. Ponzellini is the chairperson of the compensation committee. The Board has determined that the composition of the compensation committee meets the requirements for independence under the current Nasdaq listing rules and SEC rules and regulations. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee is responsible for, among other things:

•	reviewing, approving and determining, or making recommendations to the Board regarding, the compensation of our executive officers, including the Chief Executive Officer;

•	making recommendations regarding non-employee director compensation to our full Board of Directors;

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•	administering our equity compensation plans and agreements with our executive officers;

•	reviewing, approving and administering incentive compensation and equity compensation plans; and

•	reviewing and approving our overall compensation philosophy.

The compensation committee operates under a written charter, which satisfies the applicable rules of the SEC and the listing standards of Nasdaq.

Nominating Committee

Our nominating and corporate governance committee consists of Lee Stern, Massimo Ponzellini and Guy Adami. Mr. Guy Adami is the chairperson of the nominating and corporate governance committee. The Board has determined that the composition of the nominating and corporate governance committee meets the requirements for independence under the current Nasdaq listing rules and SEC rules and regulations. The nominating and corporate governance committee is responsible for, among other things:

•	identifying, evaluating and selecting, or making recommendations to the Board regarding nominees for election to the Board of Directors and its committees;

•	considering and making recommendations to the Board regarding the composition of the Board of Directors and its committees;

•	developing and making recommendations to the Board regarding corporate governance guidelines and matters;

•	overseeing our corporate governance practices;

•	overseeing the evaluation and the performance of the Board and individual directors; and

•	contributing to succession planning.

The nominating and corporate governance committee operates under a written charter, which satisfies the applicable rules of the SEC and the Nasdaq listing rules.

Meetings of The Board and Its Committees

The Board met or took action through written resolutions 30 times during the fiscal year ended December 31, 2022. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee met or took action through written resolutions 4, 13 and 1 times, respectively, during the fiscal year ended December 31, 2022. Each director attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he, held during the portion of the fiscal year ended December 31, 2022, for which he or she was a director or committee member.

Code of Business Conduct and Ethics for Employees, Executive Officers and Directors

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics codifies the business and ethical principles that govern all aspects of our business. We have never waived any provisions of the code of business ethics. We have previously filed our form of code of ethics as an exhibit to our registration statement in connection with our initial public offering. You may review our code of ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us in writing.

Communication with the Board

We do not have a formal process whereby shareholders and other interested parties can send communications to our Board of Directors, our independent directors or any of the committees of the Board of Directors. As a smaller reporting company, we believe that such persons and groups are contactable through informal methods and that the establishment of such a process at this time would not be the best use of management’s efforts.

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Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has ever been an executive officer or employee of the Company. None of our executive officers currently serve, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serve as a member of the board of directors or compensation committee.

Report of the Audit Committee of the Board

The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with our management. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Executive Officers

Our executive officers as of the date of this proxy statement are as follows:

Name	Age	Position
Salvatore Palella	35	Chief Executive Officer
Giulio Profumo	34	Chief Financial Officer
Jonathan Hannestad	28	Chief Operating Officer
Matteo Mammi	47	Helbiz Media Chief Executive Officer

Biographical information for Mr. Palella and Mr. Profumo is provided above.

Jonathan Hannestad, Chief Operating Officer.  Mr. Hannestad has served as our Chief Operating Officer since February 2019. Prior to micromobility.com, Mr. Hannestad co-founded and served various roles within smaller tech-startups in addition to being Creative Director at Pierce Media & Entertainment.

Matteo Mammì, Helbiz Media Chief Executive Officer. Mr. Mammì joined our Company as Chief Executive Officer of Helbiz Media, on May 17, 2021. Mr. Mammì is a senior executive with 20 years of experience in Sports, Media and Telecommunication industries with a strong international network in such environments. Prior to joining micromobility.com, he worked in senior executive roles for Sky Italy (Senior Vice President), IMG (Vice President) and Mediapro. Additionally, he served as Senior advisor to multiple media groups and private equity funds such as CVC Capital Partners, Fremantle and Aser Media. Mr. Mammì holds a MBA from Profingest (Bologna, Italy) and holds a Degree in Literature from Universita La Sapienza (Rome, Italy).

Proposal No. 2     The Appointment Proposal

The Audit Committee of the Board has selected Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Marcum are not expected to be present at the Annual Meeting, and as a result we do not expect Marcum to make a statement, or to be available to respond to questions related to appropriate questions, at the Annual Meeting.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Marcum as our independent registered public accounting firm. However, the audit committee of the Board is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present by virtual attendance or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Marcum.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following tables present the aggregate fees billed by Marcum to us for the fiscal years ended December 31, 2022, and 2021. Audit fees and audit related fees represent amounts billed for professional services rendered for the audit of our annual consolidated financial statements and the review of our interim consolidated financial statements. Before our independent accountants were engaged to render these services, their engagement was approved by our Directors.
	December 31,
	2022	2021
	(in thousands)
Audit Fees	$700	$1,632
Audit-Related Fee	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$700	$1,632

PRE-APPROVAL POLICIES AND PROCEDURES

The Company has entered into an engagement agreement with Marcum that sets forth the terms by which Marcum will perform audit services for the Company. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by Marcum. These services may include audit services, audit-related services, tax services and other services.

Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the Appointment Proposal.

Vote Required for Approval

The approval of the Appointment Proposal requires the affirmative vote of the majority of the total votes cast at the Annual Meeting. Abstentions will have the same effect as a vote “AGAINST” the Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPOINTMENT PROPOSAL.

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Proposal No. 3     The OIP Amendment Proposal

Introduction

Our stockholders are being asked to approve an amendment to our 2023 Omnibus Incentive Plan or OIP in the form attached to this Proxy Statement as Annex A. We refer to the proposed amendment herein as the “OIP Amendment.” The Board approved the OIP effective January 17, 2023, subject to stockholder approval which was obtained on February 20, 2023. The Board approved the OIP Amendment on April 26, 2023.

If the OIP Amendment is not approved by our stockholders, the OIP Amendment will have no further force or effect, the OIP will continue in full force and effect, although we may not have as many shares available to incentivize employees, management and potential new hires as we would have with the OIP Amendment. If the OIP Amendment is not approved by our stockholders, our ability to recruit and retain employees and management could be negatively impacted.

Overview of Proposed Amendment

We strongly believe that an equity incentive program is a necessary and important incentive and retention tool. As of May 5, 2023, following the issuances on such date under the OIP, no shares of Class A Common Stock remained available under the OIP for future issuance, which our Board has determined is not sufficient for our needs going forward.

If the OIP Amendment is approved, an additional 3,800,000 shares of Class A Common Stock will be reserved for issuance under the OIP over the current share reserve under the OIP.

The OIP is not being amended in any material respect other than to reflect the changes described above.

Determination to Approve Amended OIP

The table below presents information about the number of shares of Class A Common Stock that were subject to outstanding equity awards under our equity incentive plans and the shares remaining available for issuance under those plans, each as of May 5, 2023, and the proposed increase in shares authorized for issuance under the OIP Amendment.

The table below presents information about the number of shares remaining available for issuance under the OIP and the proposed increase in shares authorized for issuance under the OIP Amendment, each as of May 5, 2023. The table below does not include information about the number of shares that were subject to outstanding equity awards or that may be available for future issuance under our other equity compensation plans.
	Number of Shares	As a % of Shares Outstanding	Dollar Value
Shares of Class A Common Stock available for grant under the OIP	1,200,000	0%	$—
Proposed increase to share reserve pursuant to amended OIP	3,800,000	0%	$—

In determining whether to approve the OIP Amendment, the Board considered that:

•	Unless the OIP Amendment is authorized and approved by our stockholders, we may not have sufficient shares available for issuance under the OIP. As a result, we will be unable to use the OIP as a recruitment, incentive and retention tool for employees and management. Retaining employees benefits all of our stockholders. The increase will enable us to continue our policy of equity ownership by employees as an incentive to contribute to our success.
•	We expect the proposed aggregate share reserve under the OIP Amendment, to provide us with enough shares for the next two years, assuming employee participation consistent with historical levels, depending on the price of our Class A Common Stock and hiring activity during the next few years. We cannot predict our future share usage under the OIP, the future price of our Class A Common Stock or future hiring activity with any degree of certainty at this time, and the share reserve under the OIP could last for a shorter or longer time.

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•	Considering the factors described above, and that granting equity compensation is vital for attracting and retaining employees in the extremely competitive labor markets in which we compete, the Board has determined that the size of the share reserve under the OIP Amendment is reasonable and appropriate at this time.

Summary of the OIP

The principal features of the OIP Amendment are summarized below, but the summary is qualified in its entirety by reference to the OIP itself, which is attached, as amended, as Annex A to this Proxy Statement.

Purpose

The OIP is intended to (i) attract and retain the best available personnel to ensure our success and accomplish our goals; (ii) incentivize employees, directors and independent contractors with long-term equity-based compensation to align their interests with our stockholders, and (iii) promote the success of our business.

Types of Equity Awards

The OIP permits the grant of incentive stock options, nonstatutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and cash incentives, performance shares and performance units (“Performance Shares” and “Performance Units”) (all such types of awards, collectively, “equity awards”).

Share Reserve

Number of Shares

The maximum aggregate number of shares of Class A Common Stock that may be currently issued under the OIP will not exceed 1,200,000 shares of Class A Common Stock, provided, that if the amendment to the OIP is approved, the current maximum will be increased to 5,000,000 shares of Class A Common Stock. The shares may be authorized, but unissued, or reacquired Class A Common Stock. Furthermore, subject to adjustments as set forth in the OIP, in no event will the maximum aggregate number of shares that may be issued under the OIP pursuant to incentive stock options exceed the number set forth above plus, to the extent allowable under Section 422 of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder, any shares that again become available for issuance pursuant to the OIP.

Plan Benefits under the OIP

As of May 5, 2023, none of our named executive officers and the other groups identified below have been awarded shares under the OIP:

	Incentive Award Value on Grant Date	# of Options Granted	# of RSUs Granted	#of SARs Granted
Salvatore Palella Chief Executive Officer and Director	$—	—	—	—
Giulio Profumo Chief Financial Officer	$—	—	—	—
Jonathan Hannestad Chief Operating Officer	$—	—	—	—
Matteo Mammi Helbiz Media Chief Executive Officer	$—	—	—	—
All current executive officers as a group (7 persons)	$—	—	—	—
All employees who are not executive officers as a group	$—	—	—	—

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Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Adjournment Proposal.

Vote Required

The approval of the OIP Amendment requires the affirmative vote of the majority of the total votes cast at the Annual Meeting. Abstentions have the same effect as a vote “AGAINST” the Proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR 2023 OMNIBUS INCENTIVE PLAN TO INCREASE THE SHARE RESERVE.

Proposal No. 4     The Adjournment Proposal

Summary

If the number of shares present virtually or represented by proxy at the Annual Meeting and voting “FOR” the Director Election, or Appointment Proposals are insufficient to approve such Proposals, we may move to adjourn the Annual Meeting in order to enable us to solicit additional proxies in favor of the adoption of these Proposals. If the adjournment is for more than thirty days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Annual Meeting.

For the avoidance of doubt, any proxy authorizing the adjournment of the Annual Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

Dissenter’s Rights of Appraisal

Stockholders do not have any dissenter’s rights or appraisal rights in connection with the approval of the Adjournment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the total votes cast at the Annual Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

Interest of Certain Persons in Matters to be Acted Upon

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Proxy Statement except in their capacity as holders of our common stock (which interest does not differ from that of the other holders of such our common stock) or for election as a director under the Director Election Proposal.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock as of December 31, 2022:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of our Common Stock underlying options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date used for the calculations below. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own.

The number of shares of our Common Stock outstanding on a post-reverse stock split basis as of May 4, 2023was 7,534,019 of which 7,249,501 were shares of Class A common stock and 284,518 were shares of Class B common stock.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Equity Position of Outstanding Shares	Approximate Percentage of Voting Position of Outstanding Shares(2)
Directors and Executive Officers
Salvatore Palella	567,444	7.8%	31.0%
Jonathan Hannestad	13,164	*	*
Giulio Profumo	13,457	*	*
Matteo Mammi	3,000	*	*
Lee Stern	81,762	*	*
Guy Adami	81,162	*	*
Massimo Ponzellini	0	*	*
All directors and executive officers as a group (7 individuals)	759,990	10.2%	32.8%

(1)	Unless otherwise indicated, the business address of each of the individuals is the address of micromobility.com Inc., 32 Old Slip, New York, New York 10005.

(2)	Holders of shares of Class A Common Stock are entitled to cast one vote per share and holders of shares of Class B Common Stock will be entitled to cast the lesser of (a) ten votes per share of Class B common stock or (b) such number of votes per share as shall equal the ratio necessary so that the votes of all outstanding shares of Class B Common Stock shall equal sixty percent (60%) of all shares of Class A Common Stock and shares of Class B Common Stock entitled to vote as of the applicable record date on each matter properly submitted to stockholders entitled to vote. The only person who holds Class B Common Stock is Salvatore Palella.

*	Denotes less than one (1%) percent.

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EXECUTIVE AND DIRECTOR COMPENSATION

We are an emerging growth company, as defined in the JOBS Act. As an emerging growth company, we will be exempt from certain requirements related to executive compensation, including, but not limited to, the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

This section provides an overview of micromobility.com’s executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.

For the year ended December 31, 2022, micromobility.com’s named executive officers (“Named Executive Officers” or “NEOs”) were:

•	Salvatore Palella, Chief Executive Officer;

•	Giulio Profumo, Chief Financial Officer;

•	Jonathan Hannestad, Chief Operating Officer;

The objective of micromobility.com’s compensation program is to provide a total compensation package to each NEO that will enable micromobility.com to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Compensation of Directors and Executive Officers

The following table presents information regarding the total compensation (excluding equity-based compensation reported) awarded to, earned by, and paid to the named executive officers of micromobility.com for services rendered to micromobility.com in all capacities for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All other Compensation ($)		Total ($)
Salvatore Palella,	2022	$919,516	$745,572	$350,340	(1)	$2,015,428	(5)
Chief Executive Officer	2021	917,443	1,742,218	298,181	(1)	2,957,841	(2)

Giulio Profumo,	2022	318,105	—	84,554	(1)	402,659	(4)
Chief Financial Officer	2021	200,554	59,600	67,863	(1)	328,017

Jonathan Hannestad	2022	267,123	—	33,485	(3)	300,608
Chief Operating Officer	2021	281,828	29,998	—	(3)	311,826

(1)	This amount relates to health insurance and housing expenses provided under their employment agreements.
(2)	Excludes any foregone interest on amounts that we had lent our Chief Executive Officer.
(3)	Mr. Hannestad’s annual salary has been paid in Euro. The table shows the amount translated in Dollar using the average exchange rate for the year 2021: 1.1827 Euro/Dollar and for the year 2022: 1.0530 Euro/Dollar.
(4)	A portion of Mr. Profumo’s annual salary has been paid in Class A shares. He converted $11,175 of Net Salary into 1,030 Class A Common Shares. Additionally, the annual bonus of $60,000 has not been paid, yet.
(5)	A portion of Mr. Palella’s annual compensation has been paid in Class A shares. He converted $373,682 of Net Salary into 44,396 Class A Common Shares.

20

Employment Arrangements with Named Executive Officers

Salvatore Palella

On April 1, 2020, we entered into an employment agreement with Salvatore Palella with a term expiring on April 1, 2025.

The agreement is subject to automatic renewal for a five-year term unless either party provides written notice not to renew no later than 180 days prior to the end of the then current or renewal term.

Pursuant to the terms and provisions of the agreement: (a) Mr. Palella is appointed as our Chief Executive Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Palella an annual salary of $900,000; (c) we shall pay Mr. Palella the following bonuses: (i) $500,000 when we became publicly traded, (ii) $35,000 for each city in which we launch mobility operations in, (iii) $50,000 for each city in which we launch food delivery services, and (iv) $250,000 when we start a fintech business line per region; (d) we shall pay the housing costs up to $25,000 per month; (e) we shall provide Mr. Palella with health insurance coverage with a national health insurance company; (f) Mr. Palella shall have five days of sick leave per calendar year; and (g) Mr. Palella shall have 20 paid vacation days per calendar year. Additionally, we paid Mr. Palella an extra annual bonus of $285,000 for our annual performance.

On April 1, 2020, we entered into two non-qualified stock-option agreements with Mr. Palella.

-	Under the 2020 Plan, Mr. Palella awarded 29,694 stock options, of which 14,849 vested on April 1, 2021, and 412 will vest every month after the twelve-month anniversary for 36 months.

-	Under the CEO Performance Award, Mr. Palella awarded 12,000 options to purchase our Class A common stock. We consider the grant date of the Award, August 12, 2021. The Award vests upon the satisfaction of the market conditions. In detail, the market conditions will be satisfied in 20 different tranches, with each related to a certain Market capitalization Milestone. The lowest tranche is $500 million the highest is $100 billion; each of the twenty tranches has 600 options to buy 600 Class A common shares. As of December 31, 2022, none of the tranches have been vested.

Giulio Profumo

On March 2, 2020, we entered into an employment agreement with Giulio Profumo with an initial term that expired on March 2, 2023. Thereafter, the agreement was automatically renewed for three-years.

Either party can terminate the agreement providing a written notice 180 days prior to the termination. Pursuant to the terms and provisions of the agreement, (a) Mr. Profumo is appointed as our Chief Financial Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Profumo an annual salary of $100,000, which amount shall increase to $298,000 once we became a public company; (c) at our discretion, we may award an annual bonus of up to 25% of the annual base compensation based on Mr. Profumo’s performance and other factors; (d) we shall pay a housing allowance of up to $6,000 per month; (e) we shall provide Mr. Profumo with health insurance coverage with a national health insurance company; (e) Mr. Profumo shall have five days of sick leave per calendar year; and (f) Mr. Profumo shall have 20 paid vacation days per calendar year.

On April 1, 2020, we entered into a non-qualified stock-option agreement with Mr. Profumo awarding him 13,867 stock options, of which 6,936 vested on April 1, 2021, and 193 will vest every month after the twelve-month anniversary for 36 months.

Jonathan Hannestad

On March 1, 2021, we entered into a new employment agreement with Jonathan Hannestad, as amended on July 1, 2021, for taking into consideration his transfer in Italy under Helbiz Italia S.r.l.

Pursuant to the terms and provisions of the agreement: (a) Mr. Hannestad is appointed as our Chief Operating Officer and will undertake and perform the duties and responsibilities normally and reasonably associated with such office; (b) we shall pay to Mr. Hannestad an annual salary of 220,000 Euro (approximately $250,000); (c) we shall provide Mr. Hannestad with health insurance coverage; Mr. Hannestad shall have five days of sick leave per calendar year; and (f) Mr. Hannestad shall have 15 paid vacation days per calendar year.

The employment is at will. We may terminate the employment of Mr. Hannestad under the agreement at any time and for any reason not prohibited by law, with or without cause, without notice.

On April 1, 2020, we entered into a non-qualified stock-option agreement with Mr. Hannestad awarding 15,379 stock options, of which 7,691 vested on April 1, 2021, and 214 will vest every month after the twelve-month anniversary for 36 months.

21

Outstanding Equity Awards at 2022 Fiscal Year-End for Executive Officers of micromobility.com

The following table sets forth information as of December 31, 2022, relating to outstanding equity awards for each of our executive officers and our director:

Outstanding Equity Awards at Year End Table
Name	Number of Securities Underlying Unexercised Options (exercisable)	Number of Securities Underlying Unexercised Options (unexercisable)	Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Salvatore Palella – 2020 Plan	23,509	0	6,186	$108.00	4/1/2030
Salvatore Palella – 2020 CEO Performance Award	12,000	0	12,000	$407.00	4/1/2030
Giulio Profumo – 2020 Plan	10,979	0	2,888	$108.00	4/1/2030
Jonathan Hannestad – 2020 Plan	12,176	0	3,203	$108.00	4/1/2030

Director Compensation

Following completion of the Business Combination, the Compensation Committee determined the type and level of compensation, for those persons serving as members of the Board of Directors. During 2022, each of the two independent directors of the Board received a cash compensation of $85,000. The annual compensation for each independent Directors comprised of a cash retainer of $85,000 and an award of options to purchase 1,500 shares of Class A Common Stock under the 2021 Omnibus Incentive Plan, vesting quarterly in equal amounts and exercisable at $500.00. micromobility.com reimburses its non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, no Section 16(a) reports were required to be filed during the year ended December 31, 2022 that were not filed other than for one of our independent directors, Massimo Ponzellini, who has represented to us that he acquired none of our shares of Common Stock in the year ended December 31, 2022.

Anti-Hedging and Insider Trading Policy

Our directors, executive officers and employees are required to comply with our insider trading policy and may not use any strategies or products (such as derivative securities or short-selling techniques) to hedge against the potential decrease of any of our securities or enter into any form of hedging or monetization transaction involving any of our securities.

Certain Relationship and Related Party Transactions

Except as set forth in our discussion in “Related-Party Transactions” in our annual report for the fiscal year ended December 31, 2022, our directors and officers have not been involved in any transactions with us or any of our affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC and which have not been disclosed.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

22

Householding of Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Proxy Statement may have been sent to multiple stockholders in each household unless otherwise instructed by such stockholders. We will promptly deliver a separate copy of the Proxy Statement to any stockholder upon written or oral request to us, at micromobility.com Inc., 32 Old Slip, New York, NY 10005, telephone (917) 535-2610. Any stockholder wishing to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

Costs

We will make arrangements with brokerage firms and other custodians, nominees, and fiduciaries who are record holders of our Common Stock for the forwarding of this Proxy Statement to the beneficial owners of our Common Stock. We will reimburse these brokers, custodians, nominees, and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Proxy Statement.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By order of our Board of Directors

/s/ Salvatore Palella
Salvatore Palella
Chief Executive Officer

May 8, 2023

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this proxy statement and our Annual Report on Form 10-K at the investors section of our website at www.micromobility.com. A copy of our Annual Report on Form 10-K to the SEC on Form 10-K for the year ended December 31, 2022 is available without charge upon written request to: micromobility.com Inc., 32 Old Slip, New York, NY 10005, telephone (917) 535-2610, Attn: Giulio Profumo, Chief Financial Officer.

23

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MICROMOBILITY.COM INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 18, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY CARD

Please mark your votes like this **X**

The undersigned hereby instructs said proxies or their substitutes:

1. Election of Directors

	FOR	WITHHOLD
01 - Salvatore Pallela	☐	☐
02 - Giulio Profumo	☐	☐
03 - Lee Stern	☐	☐
04 - Guy Adami	☐	☐
05 - Massimo Ponzellini	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

4. Adjournment of Annual Meeting
Approval of the adjournment of the annual meeting if there are insufficient votes at the annual meeting to approve the Election of Directors or Appointment of Auditor.

FOR ☐ AGAINST ☐ ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting, and any adjournment or adjournments thereof.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 18, 2023.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________, **2023**

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 19, 2023:

This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/micromobility/2023.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

SPECIAL MEETING PROXY CARD
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

MICROMOBILITY.COM INC.

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON May 19, 2023 11:00AM EASTERN TIME

The undersigned stockholder of micromobility.com Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated May 9, 2023, and hereby constitute and appoint each of Salvatore Palella and Giulio Profumo, with the full power of substitution and power to act alone, the proxy of the undersigned to vote with the same force and effect as the undersigned all shares of the Company's common stock which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on May 19, 2023 at 11:00 AM Eastern Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

I (we) acknowledge receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement dated May 9, 2023, and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

(Continued and to be marked, dated and signed, on reverse side)

ANNEX A

AMENDED

2023 OMNIBUS INCENTIVE PLAN

OF

MICROMOBILITY.COM INC.

A-1

MICROMOBILITY.COM INC.

AMENDED 2023 OMNIBUS INCENTIVE PLAN

(Amended last approved by the Board on April 27, 2023)

(Last Approved by the Shareholders on May [ ], 2023)

If the Company’s stockholders approve Proposal 3 at the Annual Meeting, the first subparagraph (a) of Section IV of the Company’s 2023 Omnibus Incentive Plan will be replaced with the following:

“SECTION 5. Stock Subject To The Plan.

(a) Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 5,000,000 Shares (the “Initial Share Reserve”). The Shares may be authorized, but unissued, or reacquired Common Stock. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in this Section 5(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b).”

A-2